                                                                     Exhibit 4.3


                                   [Form of]
                              LETTER OF TRANSMITTAL

                                       OF

                                 SIMMONS COMPANY

                              OFFER TO EXCHANGE ITS
               10 1/4% SERIES B SENIOR SUBORDINATED NOTES DUE 2009
                           WHICH HAVE BEEN REGISTERED
              UNDER THE SECURITIES EXCHANGE ACT OF 1933, AS AMENDED
                        FOR AN EQUAL PRINCIPAL AMOUNT OF
                 ITS 10 1/4% SENIOR SUBORDINATED NOTES DUE 2009
                        WHICH HAVE NOT BEEN SO REGISTERED
                           PURSUANT TO THE PROSPECTUS

                            DATED ____________, 1999

         The Letter of Transmittal, Certificates (as defined below) and any other required documents should be sent or delivered by each Note holder or his agent to the Exchange Agent at the address set forth below.

                  The Exchange Agent for the Exchange Offer is:
                             SUNTRUST BANK, ATLANTA

By Hand or Registered or Certified Mail:                  By Hand, Overnight Courier, or Registered
     SunTrust Bank, Atlanta                     or             or Certified Mail:
     c/o First Chicago Trust Company                           SunTrust Bank, Atlanta
          of New York                                          25 Park Place, 24th Floor
     Corporate Trust, 8th Floor                                Atlanta, Georgia  30303-2900
     14 Wall Street                                            Attn: Corporate Trust Division
     New York, New York 10005


                        (For Eligible Institutions Only)

                                  By Facsimile:
                                 (404) 588-7335

             Confirm Receipt of Notice of Guaranteed Delivery ONLY:
                                 (404) 588-7067

         DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION VIA FACSIMILE TO A NUMBER OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

         THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

--------------------------------------------------------------------------------
     THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT,
      NEW YORK CITY TIME, ON _________, ________ __, 1999, UNLESS EXTENDED.
--------------------------------------------------------------------------------

         Capitalized terms used herein but not defined shall have the same meaning given them in the Prospectus (as defined below).

         This Letter of Transmittal is to be completed by holders of Notes (as defined below) either if Notes are to be forwarded herewith or if tenders of Notes are to be made by book-entry transfer to the Exchange Agent's account at The Depository Trust Company ("DTC") pursuant to the procedures set forth in "The Exchange Offer--Procedures for Tendering Shares" in the Prospectus and an Agent's message (as defined herein) is not delivered.

         Holders of Notes whose certificates ("Certificates") for such Notes are not immediately available or who cannot deliver their Certificates and all other documents required hereby to the Exchange Agent on or prior to the Expiration Date (as defined in "Exchange Offer -- Expiration Dates; Extensions; Amendments" of the Prospectus) or who cannot comply with the book-entry transfer procedures on a timely basis must tender their Notes according to the guaranteed delivery procedure set forth in "The Exchange Offer--Guaranteed Delivery Procedures" of the Prospectus.

         DELIVERY OF DOCUMENTS TO A BOOK-ENTRY TRANSFER FACILITY DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT.

         List below the Notes to which this Letter of Transmittal relates. If the space provided below is inadequate, the certificate numbers and/or the number of Notes tendered should be listed on a separate signed schedule and attached hereto.

             NOTE: SIGNATURES MUST BE PROVIDED ON THE FOLLOWING PAGE
               PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

--------------------------------------------------------------------------------
                  ALL TENDERING HOLDERS MUST COMPLETE THIS BOX.
--------------------------------------------------------------------------------
                          DESCRIPTION OF NOTES TENDERED
--------------------------------------------------------------------------------
NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)            NOTES TENDERED
 (PLEASE FILL IN, IF BLANK, EXACTLY AS NAME(S)           (ATTACH ADDITIONAL
          APPEAR(S) ON NOTES TENDERED)                   LIST IF NECESSARY)
--------------------------------------------------------------------------------
                                                                    PRINCIPAL
                                                   CERTIFICATE   AMOUNT OF NOTES
                                                    NUMBER(S)*     TENDERED**
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                                                                  TOTAL:

--------------------------------------------------------------------------------
       *Need not be completed by holders tendering by book-entry transfer.

      **All Notes held shall be deemed tendered unless a lesser number is specified in this column.
--------------------------------------------------------------------------------

     BOXES BELOW FOR USE BY ELIGIBLE INSTITUTIONS ONLY

--------------------------------------------------------------------------------
     [ ] CHECK HERE IF NOTES ARE BEING TENDERED BY BOOK-ENTRY TRANSFER MADE TO
         THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE DTC AND COMPLETE THE FOLLOWING:

     Name of Tendering Institution:_____________________________________________

         DTC Account Number:____________________________________________________

         Transaction Code Number:_______________________________________________

     [ ] CHECK HERE AND ENCLOSE A PHOTOCOPY OF THE NOTICE OF GUARANTEED DELIVERY
         IF TENDERED NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

     Name(s) of Registered Holder(s):___________________________________________

     Window Ticket Number (if any):_____________________________________________

     Date of Execution of Notice of Guaranteed Delivery:________________________

     Name of Institution which Guaranteed Delivery:_____________________________

         If Guaranteed Delivery is to be made by Book-Entry Transfer:

              Name of Tendering Institution:____________________________________

              DTC Account Number:_______________________________________________

              Transaction Code Number:__________________________________________

     [ ] CHECK HERE IF NOTES ARE BEING TENDERED BY BOOK-ENTRY TRANSFER AND
         NON-EXCHANGED NOTES ARE TO BE RETURNED BY CREDITING THE DTC ACCOUNT NUMBER SET FORTH ABOVE.

     [ ] CHECK HERE IF YOU ARE A BROKER-DEALER WHO ACQUIRED THE NOTES FOR YOUR
         OWN ACCOUNT AS A RESULT OF MARKET MAKING OR OTHER TRADING ACTIVITIES
         (A "PARTICIPATING BROKER-DEALER") AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

     Name:______________________________________________________________________

     Address:___________________________________________________________________

     ___________________________________________________________________________


     LADIES AND GENTLEMEN:

   The undersigned hereby tenders to Simmons Company, a Delaware corporation (the "Purchaser"), the above-described principal amount of the Company's outstanding 10 1/4% Senior Subordinated Notes due 2009 (collectively, the "Notes") in exchange for a like principal amount of the Company's new 10 1/4% Series B Senior Subordinated Notes due 2009 (the "Exchange Notes") which have been registered under the Securities Act of 1933, as amended (the "Securities Act"), upon the terms and subject to the conditions set forth in the Prospectus dated __________, (as the same may be amended or supplemented from time to time, the "Prospectus"), receipt of which is acknowledged, and in this Letter of Transmittal (which, together with the Prospectus, constitute the "Exchange Offer").

   Subject to and effective upon the acceptance for exchange of all or any portion of the Notes tendered herewith in accordance with the terms and conditions of the Exchange Offer (including, if the Exchange Offer is extended or amended, the terms and conditions of any such extension or amendment), the undersigned hereby sells, assigns and transfers to or upon the order of the Company all right, title and interest in and to such Notes as are being tendered herewith. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as its agent and attorney-in-fact (with full knowledge that the Exchange Agent is also acting as agent of the Company in connection with the Exchange Offer) with respect to the tendered Notes, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), subject only to the right of withdrawal described in the Prospectus, to (i) deliver Certificates for Notes to the Company together with all accompanying evidences of transfer and authenticity to, or upon the order of, the Company, upon receipt by the Exchange Agent, as the undersigned's agent, of the Exchange Notes to be issued in exchange for such Notes,
(ii) present Certificates for such Notes for transfer, and to transfer the Notes on the books of the Company, and (iii) receive for the account of the Company all benefits and otherwise exercise all rights of beneficial ownership of such Notes, all in accordance with the terms and conditions of the Exchange Offer.

   THE UNDERSIGNED HEREBY REPRESENTS AND WARRANTS THAT THE UNDERSIGNED HAS FULL POWER AND AUTHORITY TO TENDER, EXCHANGE, SELL, ASSIGN AND TRANSFER THE NOTES TENDERED HEREBY AND THAT, WHEN THE SAME ARE ACCEPTED FOR EXCHANGE, THE COMPANY WILL ACQUIRE GOOD, MARKETABLE AND UNENCUMBERED TITLE THERETO, FREE AND CLEAR OF ALL LIENS, RESTRICTIONS, CHARGES AND ENCUMBRANCES, AND THAT THE NOTES TENDERED HEREBY ARE NOT SUBJECT TO ANY ADVERSE CLAIMS OR PROXIES. THE UNDERSIGNED WILL, UPON REQUEST, EXECUTE AND DELIVER ANY ADDITIONAL DOCUMENTS DEEMED BY THE COMPANY OR THE EXCHANGE AGENT TO BE NECESSARY OR DESIRABLE TO COMPLETE THE EXCHANGE, ASSIGNMENT AND TRANSFER OF THE NOTES TENDERED HEREBY, AND THE UNDERSIGNED WILL COMPLY WITH ITS OBLIGATIONS UNDER THE REGISTRATION RIGHTS AGREEMENT. THE UNDERSIGNED HAS READ AND AGREES TO ALL OF THE TERMS OF THE EXCHANGE OFFER.

   The name(s) and address(es) of the registered holder(s) of the Notes tendered hereby should be printed above, if they are not already set forth above, as they appear on the Certificates representing such Notes. The Certificate number(s) and the Notes that the undersigned wishes to tender should be indicated in the appropriate boxes above.

   If any tendered Notes are not exchanged pursuant to the Exchange Offer for any reason, or if Certificates are submitted for more Notes than are tendered or accepted for exchange, Certificates for such nonexchanged or nontendered Notes will be returned (or, in the case of Notes tendered by book-entry transfer, such Notes will be credited to an account maintained at DTC), without expense to the tendering holder, promptly following the expiration or termination of the Exchange Offer.

   If the undersigned is a broker-dealer holding Notes acquired for its own account as a result of market-making activities or other trading activities, it agrees to deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of Exchange Notes received in respect of such Notes pursuant to the Exchange Offer.

   The undersigned understands that tenders of Notes pursuant to any one of the procedures described in "The Exchange Offer--Procedures for Tendering" in the Prospectus and in the instructions will, upon the Company's acceptance for exchange of such tendered Notes, constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Exchange Offer. The undersigned recognizes that, under certain circumstances set forth in the Prospectus, the Company may not be required to accept for exchange any of the Notes tendered hereby.

   Unless otherwise indicated herein in the box entitled "Special Issuance Instructions" below, the undersigned hereby directs that the Exchange Notes be issued in the name(s) of the undersigned or, in the case of a book-entry transfer of Notes, that such Exchange Notes be credited to the account indicated above maintained at DTC. If applicable, substitute Certificates representing Notes not exchanged or not accepted for exchange will be issued to the undersigned or, in the case of a book-entry transfer of Notes, will be credited to the account indicated above maintained at DTC. Similarly, unless otherwise indicated under "Special Delivery Instructions," please deliver Exchange Notes to the undersigned at the address shown below the undersigned's signature.

   BY TENDERING NOTES AND EXECUTING THIS LETTER OF TRANSMITTAL, THE UNDERSIGNED HEREBY REPRESENTS AND AGREES THAT (I) THE UNDERSIGNED IS NOT AN "AFFILIATE" OF THE COMPANY, (II) THE UNDERSIGNED HAS NO ARRANGEMENT OR UNDERSTANDING WITH ANY PERSON TO PARTICIPATE IN THE DISTRIBUTION (WITHIN THE MEANING OF THE SECURITIES
ACT) OF EXCHANGE NOTES TO BE RECEIVED IN THE EXCHANGE OFFER, (III) ANY EXCHANGE NOTES TO BE RECEIVED BY THE UNDERSIGNED ARE BEING ACQUIRED IN THE ORDINARY COURSE OF ITS BUSINESS, AND (IV) IF THE UNDERSIGNED IS NOT A BROKER-DEALER, THE UNDERSIGNED IS NOT ENGAGED IN, AND DOES NOT INTEND TO ENGAGE IN, A DISTRIBUTION (WITHIN THE MEANING OF THE SECURITIES ACT) OF SUCH EXCHANGE NOTES. ANY HOLDER OF OLD CAPITAL SECURITIES WHICH IS NOT A BROKER-DEALER, AND WHICH IS USING THE EXCHANGE OFFER TO PARTICIPATE IN A DISTRIBUTION (WITHIN THE MEANING OF THE SECURITIES ACT) OF NEW CAPITAL SECURITIES, IS HEREBY NOTIFIED (1) THAT IT WILL NOT BE ABLE TO RELY ON THE POSITION OF THE STAFF OF THE DIVISION OF CORPORATE FINANCE OF THE SECURITIES AND EXCHANGE COMMISSION (THE "STAFF") SET FORTH IN EXXON CAPITAL HOLDINGS CORPORATION (AVAIL. APRIL 13, 1989) AND SIMILAR LETTERS AND (2) THAT IT MUST COMPLY WITH THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF THE SECURITIES ACT IN CONNECTION WITH ANY RESALE OF NEW CAPITAL SECURITIES.

   ANY HOLDER OF NOTES WHICH IS A BROKER-DEALER BY TENDERING NOTES PURSUANT TO THE EXCHANGE OFFER AND EXECUTING THIS LETTER OF TRANSMITTAL, REPRESENTS AND AGREES, CONSISTENT WITH CERTAIN INTERPRETIVE LETTERS ISSUED BY THE STAFF TO THIRD PARTIES, THAT (A) SUCH NOTES HELD BY THE BROKER-DEALER ARE HELD ONLY AS A NOMINEE, OR (B) SUCH NOTES WERE ACQUIRED BY SUCH BROKER-DEALER FOR ITS OWN ACCOUNT AS A RESULT OF MARKET-MAKING ACTIVITIES OR OTHER TRADING ACTIVITIES AND IT WILL DELIVER THE PROSPECTUS (AS AMENDED OR SUPPLEMENTED FROM TIME TO TIME) MEETING THE REQUIREMENTS OF THE SECURITIES ACT IN CONNECTION WITH ANY RESALE OF SUCH EXCHANGE NOTES (PROVIDED THAT, BY SO ACKNOWLEDGING AND BY DELIVERING A PROSPECTUS, SUCH BROKER-DEALER WILL NOT BE DEEMED TO ADMIT THAT IT IS AN "UNDERWRITER" WITHIN THE MEANING OF THE SECURITIES ACT).

   The Company has agreed that, subject to the provisions of the Registration Rights Agreement, the Prospectus, as it may be amended or supplemented from time to time, may be used by a Participating Broker-Dealer (as defined below) in connection with resales of Exchange Notes received in exchange for Notes, where such Notes were acquired by such

Participating Broker-Dealer for its own account as a result of market-making activities or other trading activities, for a period ending one year after the Expiration Date (subject to extension under certain limited circumstances described in the Prospectus) or, the earliest of: (1) the date on which a person other than a broker-dealer for an Exchange Note has exchanged such note;
(2) following the exchange by a broker-dealer in the Exchange Offer of a Note for an Exchange Note, the date on which such Exchange Note is sold to purchaser who receives from such broker-dealer before the date of such sale a copy of the prospectus contained in the registration statement relating to the Exchange Offer; (3) the date on which such Note has been effectively registered under the Securities Act and disposed of in accordance with the shelf registration statement; or (4) the date on which such Note is distributed to the public pursuant to Rule 144 under the Securities Act. In that regard, each Broker-Dealer who acquired Notes for its own account and as a result of market-making or other trading activities (a "Participating Broker-Dealer"), by tendering such Notes and executing this letter of transmittal, agrees that, upon receipt of notice from the Company of the occurrence of any event or the discovery of any fact which makes any statement contained or incorporated by reference therein, in light of the circumstances under which they were made, not misleading or of the occurrence of certain other events specified in the Registration Rights Agreement, such Participating Broker-Dealer will suspend the sale of Exchange Notes pursuant to the Prospectus until the Company has amended or supplemented the Prospectus to correct such misstatement or omission and has furnished copies of the amended or supplemented Prospectus to the Participating Broker-Dealer or the Company given notice that the sale of the Exchange Notes may be resumed, as the case may be. If the Company gives such notice to suspend the sale of the Exchange Notes, it shall extend the one year period referred to above during which Participating Broker-Dealers are entitled to use the Prospectus in connection with the resale of Exchange Notes by the number of days during the period from and including the date of the giving of such notice to and including the date when Participating Broker-Dealers shall have received copies of the supplemented or amended Prospectus necessary to permit resales of the Exchange Notes or to and including the date on which the Company has given notice that the sale of Exchange Notes may be resumed, as the case may be.

   As a result, a Participating Broker-Dealer who intends to use the Prospectus in connection with resales of Exchange Notes received in exchange for Notes pursuant to the Exchange Offer must notify the Company, or cause the Company to be notified, on or prior to the Expiration Date, that it is a Participating Broker-Dealer. Such notice may be given in the space provided above or may be delivered to the Exchange Agent at the address set forth in the Prospectus under "The Exchange Offer--Exchange Agent."

   Holders of Notes whose Notes are accepted for exchange will not receive Distributions on such Notes and the undersigned waives the right to receive any
Distribution on such Notes accumulated from and after [            ].
Accordingly, holders of Exchange Notes as of the record date for the payment of Distributions on September 15, 1999 will be entitled to Distributions
accumulated from and after [           ].

   All authority herein conferred or agreed to be conferred in this Letter of Transmittal shall survive the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, personal representatives, trustees in bankruptcy, legal representatives, successors and assigns of the undersigned. Except as stated in the Prospectus, this tender is irrevocable.

--------------------------------------------------------------------------------

                               HOLDER(S) SIGN HERE
                          (SEE INSTRUCTIONS 2, 5 AND 6)
                   (PLEASE COMPLETE SUBSTITUTE FORM W-9 BELOW)
      (NOTE: SIGNATURES(S) MUST BE GUARANTEED IF REQUIRED BY INSTRUCTION 2)


         Must be signed by registered holder(s) exactly as name(s) appear(s) on Certificate(s) for the Notes hereby tendered or on a security position listing, or by any person(s) authorized to become the registered holder(s) by endorsements and documents transmitted herewith (including such opinions of counsel, certificates and other information as may be required by the Company for the Notes to comply with any restrictions on transfer applicable to the Notes). If signature is by an attorney-in-fact, executor, administrator, trustee, guardian, officer of a corporation or another acting in a fiduciary capacity or representative capacity, please set forth the signer's full title. See Instruction 5.


______________________________________________________________

______________________________________________________________
                 (Signature(s) of Holder(s))


Date____________________, 1999

Name(s)_________________________________________________________________________

________________________________________________________________________________

Capacity or Title_______________________________________________________________

                 Address________________________________________________________
                                           (Include Zip Code)

Area Code and Telephone Number__________________________________________________

________________________________________________________________________________
                         (Tax Identification Number(s))

--------------------------------------------------------------------------------

              SPECIAL PAYMENT INSTRUCTIONS                                  SPECIAL DELIVERY INSTRUCTIONS
              (SEE INSTRUCTIONS 1, 5 AND 6)                                 (SEE INSTRUCTIONS 1, 5 AND 6)

   To be completed ONLY if Exchange Notes or any                    To be completed ONLY if Exchange Notes or
Notes that are not tendered are to be issued in the name         any Notes that are not tendered are to be sent to
of someone other than the registered holder of the Notes         someone other than the registered holder of the
whose name(s) appear(s) above.                                   Notes whose name(s) appear(s) above, or to the
                                                                 registered holder(s) at an address other than that
                                                                 shown above.

   ISSUE:                                                           MAIL:

   [ ] Exchange Notes to:                                           [ ] Exchange Notes to:
   [ ] Notes not tendered to:                                       [ ] Notes not tendered to:


   Name(s):____________________________________________             Name(s):____________________________________________


   _____________________________________________________            ____________________________________________________
                       (PLEASE PRINT)                                                  (PLEASE PRINT)


   Address:_____________________________________________            Address:____________________________________________
                                               (ZIP CODE)                                                     (ZIP CODE)


    _____________________________________________________
     (TAXPAYER IDENTIFICATION OR SOCIAL SECURITY NUMBER)
             (SEE ENCLOSED SUBSTITUTE FORM W-9)

--------------------------------------------------------------------------------

                            GUARANTEE OF SIGNATURE(S)
                    (IF REQUIRED - SEE INSTRUCTIONS 2 AND 5)


Authorized Signature____________________________________________________________

Name____________________________________________________________________________
                             (PLEASE PRINT OR TYPE)

Full Title______________________________________________________________________

Name of Firm____________________________________________________________________

Address_________________________________________________________________________
                                                                      (ZIP CODE)

Area Code and Telephone Number__________________________________________________


Dated:_______________________, 1999

--------------------------------------------------------------------------------

                                  INSTRUCTIONS

         FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER


         1. Delivery of Letter of Transmittal and Notes; Guaranteed Delivery Procedures. This Letter of Transmittal is to be completed either if (a) tenders are to be made pursuant to the procedures for tender by book-entry transfer set forth in "The Exchange Offer--Procedures for Tendering" in the Prospectus and an Agent's Message is not delivered or (b) Certificates are to be forwarded herewith. Timely confirmation of a book-entry transfer of such Notes into the Exchange Agent's account at DTC, or Certificates as well as this Letter of Transmittal (or facsimile thereof), properly completed and duly executed, with any required signature guarantees, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at its addresses set forth herein on or prior to the Expiration Date. Tenders by book-entry transfer may also be made by delivering an Agent's Message in lieu of this Letter of Transmittal. The term "Agent's Message" means a message, transmitted by DTC to and received by the Exchange Agent and forming a part of a book-entry confirmation, which states that DTC has received an express acknowledgment from the tendering Participant, which acknowledgment states that such Participant has received and agrees to be bound by the Letter of Transmittal and that the Company may enforce the Letter of Transmittal against such Participant. The term "book-entry confirmation" means a timely confirmation of book-entry transfer of Notes into the Exchange Agent's account at DTC.

         Holders who wish to tender their Notes and (i) who cannot complete the procedures for delivery by book-entry transfer on a timely basis, or (ii) who cannot deliver their Notes, this Letter of Transmittal and all other required documents to the Exchange Agent on or prior to the Expiration Date or (iii) whose Notes are not immediately available may tender their Notes by properly completing and duly executing a Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedures set forth in "The Exchange Offer--Guaranteed Delivery Procedures" in the Prospectus. Pursuant to such procedures: (a) such tender must be made by or through an Eligible Institution (as defined below);
(b) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form made available by the Company, must be received by the Exchange Agent on or prior to the Expiration Date; and (c) the Certificates (or a book-entry confirmation) representing tendered Notes, in proper form for transfer, together with a Letter of Transmittal (or facsimile thereof or Agent's Message in lieu thereof), properly completed and duly executed, with any required signature guarantees and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent within three New York Stock Exchange, Inc. trading days after the date of execution of such Notice of Guaranteed Delivery, all as provided in "The Exchange Offer--Procedures for Tendering" in the Prospectus.

         The Notice of Guaranteed Delivery may be delivered by hand or transmitted by facsimile or mail to the Exchange Agent, and must include a guarantee by an Eligible Institution in the form set forth in such Notice. For Notes to be properly tendered pursuant to the guaranteed delivery procedure, the Exchange Agent must receive a Notice of Guaranteed Delivery on or prior to the Expiration Date. As used herein and in the Prospectus, "Eligible Institution" means a firm or other entity identified in Rule 17Ad-15 under the Exchange Act as "an eligible guarantor institution," including (as such terms are defined therein) (i) a bank; (ii) a broker, dealer, municipal securities broker or dealer or government securities broker or dealer; (iii) a credit union; (iv) a national securities exchange, registered securities association or clearing agency; or (v) a savings association that is a participant in a Securities Transfer Association.

         THE METHOD OF DELIVERY OF NOTES, THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS IS AT THE OPTION AND SOLE RISK OF THE TENDERING HOLDER AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE EXCHANGE AGENT. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, OR OVERNIGHT DELIVERY SERVICE IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

         THE COMPANY WILL NOT ACCEPT ANY ALTERNATIVE, CONDITIONAL OR CONTINGENT TENDERS. EACH TENDERING HOLDER, BY EXECUTION OF A LETTER OF TRANSMITTAL (OR

FACSIMILE THEREOF OR AGENT'S MESSAGE IN LIEU THEREOF), WAIVES ANY RIGHT TO RECEIVE ANY NOTICE OF THE ACCEPTANCE OF SUCH TENDER.

         2. Guarantee of Signatures. No signature guarantee on this Letter of Transmittal is required if:

                  (i) this Letter of Transmittal is signed by the registered holder (which term, for purposes of this document, shall include any participant in DTC whose name appears on a security position listing as the owner of the Notes) of Notes tendered herewith, unless such holder(s) has completed either the box entitled "Special Issuance Instructions" or the box entitled "Special Delivery Instructions" above, or

                  (ii) such Notes are tendered for the account of a firm that is an Eligible Institution.

         In all other cases, an Eligible Institution must guarantee the signature(s) on this Letter of Transmittal. See Instruction 5.

         3. Inadequate Space. If the space provided in the box captioned "Description of Notes Tendered" is inadequate, the Certificate number(s) and/or the principal amount of Notes and any other required information should be listed on a separate signed schedule which is attached to this Letter of Transmittal.

         4. Partial Tenders and Withdrawal Rights. If less than all the Notes evidenced by any Certificate submitted are to be tendered, fill in the principal amount of Notes which are to be tendered in the box entitled "Principal Amount of Notes Tendered." In such case, new Certificate(s) for the remainder of the Notes that were evidenced by your Old Certificate(s) will be sent to the holder of the Notes, promptly after the Expiration Date. All Notes represented by Certificates delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

         Except as otherwise provided herein, tenders of Notes may be withdrawn at any time on or prior to the Expiration Date. In order for a withdrawal to be effective on or prior to that time, a written, telegraphic, telex or facsimile transmission of such notice of withdrawal must be timely received by the Exchange Agent at one of its addresses set forth above or in the Prospectus on or prior to the Expiration Date. Any such notice of withdrawal must specify the name of the person who tendered the Notes to be withdrawn, the aggregate principal amount of Notes to be withdrawn, and (if Certificates for Notes have been tendered) the name of the registered holder of the Notes as set forth on the Certificate for the Notes, if different from that of the person who tendered such Notes. If Certificates for the Notes have been delivered or otherwise identified to the Exchange Agent, then prior to the physical release of such Certificates for the Notes, the tendering holder must submit the serial numbers shown on the particular Certificates for the Notes to be withdrawn and the signature on the notice of withdrawal must be guaranteed by an Eligible Institution, except in the case of Notes tendered for the account of an Eligible Institution. If Notes have been tendered pursuant to the procedures for book-entry transfer set forth in "The Exchange Offer--Procedures for Tendering," the notice of withdrawal must specify the name and number of the account at DTC to be credited with the withdrawal of Notes, in which case a notice of withdrawal will be effective if delivered to the Exchange Agent by written, telegraphic, telex or facsimile transmission. Withdrawals of tenders of Notes may not be rescinded. Notes properly withdrawn will not be deemed validly tendered for purposes of the Exchange Offer, but may be retendered at any subsequent time on or prior to the Expiration Date by following any of the procedures described in the Prospectus under "The Exchange Offer--Procedures for Tendering."

         All questions as to the validity, form and eligibility (including time of receipt) of such withdrawal notices will be determined by the Company, in its sole discretion, which determination shall be final and binding on all parties. Neither the Company, any affiliates or assigns of the Company, the Exchange Agent nor any other person shall be under any duty to give any notification of any irregularities in any notice of withdrawal or incur any liability for failure to give any such notification. Any Notes which have been tendered but which are withdrawn will be returned to the holder thereof without cost to such holder promptly after withdrawal.

         5. Signatures on Letter of Transmittal, Assignments and Endorsements. If this Letter of Transmittal is signed by the registered holder(s) of the Notes tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the Certificate(s) or on a security position listing without alteration, enlargement or any change whatsoever.

         If any of the Notes tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

         If any tendered Notes are registered in different name(s) on several Certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal (or facsimiles thereof or Agent's Message in lieu thereof) as there are different registrations of Certificates.

         If this Letter of Transmittal or any Certificates or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and must submit proper evidence satisfactory to the Company, in its sole discretion, of such persons' authority to so act.

         When this Letter of Transmittal is signed by the registered owner(s) of the Notes listed and transmitted hereby, no endorsement(s) of Certificate(s) or separate bond power(s) are required unless Exchange Notes are to be issued in the name of a person other than the registered holder(s). Signature(s) on such Certificate(s) or bond power(s) must be guaranteed by an Eligible Institution.

         If this Letter of Transmittal is signed by a person other than the registered owner(s) of the Notes listed, the Certificates must be endorsed or accompanied by appropriate bond powers, signed exactly as the name or names of the registered owner(s) appear(s) on the Certificates, and also must be accompanied by such opinions of counsel, certifications and other information as the Company may require in accordance with the restrictions on transfer applicable to the Notes. Signatures on such Certificates or bond powers must be guaranteed by an Eligible Institution.

         6. Special Issuance and Delivery Instructions. If Exchange Notes are to be issued in the name of a person other than the signer of this Letter of Transmittal, or if Exchange Notes are to be sent to someone other than the signer of this Letter of Transmittal or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. Certificates for Notes not exchanged will be returned by mail or, if tendered by book-entry transfer, by crediting the account indicated above maintained at DTC. See Instruction 4.

         7. Irregularities. The Company will determine, in its sole discretion, all questions as to the form of documents, validity, eligibility (including time of receipt) and acceptance for exchange of any tender of Notes which determination shall be final and binding on all parties. The Company reserves the absolute right, in its sole and absolute discretion, to reject any and all tenders determined by it not to be in proper form or the acceptance of which, or exchange for, may, in the view of counsel to the Company, be unlawful. The Company also reserves the absolute right, subject to applicable law, to waive any of the conditions of the Exchange Offer set forth in the Prospectus under "The Exchange Offer--Conditions of the Exchange Offer" or any conditions or irregularity in any tender of Notes of any particular holder whether or not similar conditions or irregularities are waived in the case of other holders. The Company's interpretation of the terms and conditions of the Exchange Offer (including this Letter of Transmittal and the instructions hereto) will be final and binding. No tender of Notes will be deemed to have been validly made until all irregularities with respect to such tender have been cured or waived. Neither the Company, any affiliates or assigns of the Company, the Exchange Agent, or any other person shall be under any duty to give notification of any irregularities in tenders or incur any liability for failure to give such notification.

         8. Questions, Requests for Assistance and Additional Copies. Questions and requests for assistance may be directed to the Exchange Agent at its address and telephone number set forth on the front of this Letter of Transmittal. Additional copies of the Prospectus, this Letter of Transmittal and the Notice of Guaranteed Delivery may be obtained from the Exchange Agent or from your broker, dealer, commercial bank, trust company or other nominee.

         9. 31% Backup Withholding; Substitute Form W-9. Under U.S. Federal income tax law, a holder whose tendered Notes are accepted for exchange is required to provide the Exchange Agent with such holder's correct taxpayer identification number ("TIN") on Substitute Form W-9 below. If the Exchange Agent is not provided with the correct TIN, the Internal Revenue Service (the "IRS") may subject the holder or other payee to a $50 penalty. In addition, payments to such holders or other payees with respect to Notes exchanged pursuant to the Exchange Offer may be subject to 31% backup withholding.

         The box in Part 2 of the Substitute Form W-9 may be checked if the tendering holder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 2 is checked, the holder or other payee must also complete the Certificate of Awaiting Taxpayer Identification Number below in order to avoid backup withholding. Notwithstanding that the box in Part 2 is checked and the Certificate of Awaiting Taxpayer Identification Number is completed, the Exchange Agent will withhold 31% of all payments made prior to the time a properly certified TIN is provided to the Exchange Agent. The Exchange Agent will retain such amounts withheld during the 60 day period following the date of the Substitute Form W-9. If the holder furnishes the Exchange Agent with its TIN within 60 days after the date of the Substitute Form W-9, the amounts retained during the 60 day period will be remitted to the holder and no further amounts shall be retained or withheld from payments made to the holder thereafter. If, however, the holder has not provided the Exchange Agent with its TIN within such 60 day period, amounts withheld will be remitted to the IRS as backup withholding. In addition, 31% of all payments made thereafter will be withheld and remitted to the IRS until a correct TIN is provided.

         The holder is required to give the Exchange Agent the TIN (e.g., social security number or employer identification number) of the registered owner of the Notes or of the last transferee appearing on the transfers attached to, or endorsed on, the Notes. If the Notes are registered in more than one name or are not in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.

         Certain holders (including, among others, corporations, financial institutions and certain foreign persons) may not be subject to these backup withholding and reporting requirements. Such holders should nevertheless complete the attached Substitute Form W-9 below, and write "exempt" on the face thereof, to avoid possible erroneous backup withholding. A foreign person may qualify as an exempt recipient by submitting a properly completed IRS Form W-8, signed under penalties of perjury, attesting to that holder's exempt status. Please consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which holders are exempt from backup withholding.

         Backup withholding is not an additional U.S. Federal income tax. Rather, the U.S. Federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained.

         10. Lost, Destroyed or Stolen Certificates. If any Certificate(s) representing Notes have been lost, destroyed or stolen, the holder should promptly notify the Exchange Agent. The holder will then be instructed as to the steps that must be taken in order to replace the Certificate(s). This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, destroyed or stolen Certificate(s) have been followed.

         11. Security Transfer Taxes. Holders who tender their Notes for exchange will not be obligated to pay any transfer taxes in connection therewith. If, however, Exchange Notes are to be delivered to, or are to be issued in the name of, any person other than the registered holder of the Notes tendered, or if a transfer tax is imposed for any reason other than the exchange of Notes in connection with the Exchange Offer, then the amount of any such transfer tax (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with the Letter of Transmittal, the amount of such transfer taxes will be billed directly to such tendering holder.

         IMPORTANT: THIS LETTER OF TRANSMITTAL (OR FACSIMILE THEREOF) AND ALL OTHER REQUIRED DOCUMENTS MUST BE RECEIVED BY THE EXCHANGE AGENT ON OR PRIOR TO THE EXPIRATION DATE.

-------------------------------------------------------------------------------------------------------------------------
                                PAYOR'S NAME: SUNTRUST BANK, ATLANTA, AS EXCHANGE AGENT
                                   PART I-PLEASE PROVIDE YOUR TIN IN                      SOCIAL SECURITY OR EMPLOYER
                                   THE BOX AT RIGHT AND CERTIFY BY                           IDENTIFICATION NUMBER
                                   SIGNING AND DATING BELOW.

SUBSTITUTE                                                                          _____________________________________
FORM W-9                                                                            (If awaiting TIN write "Applied For")
                                   ______________________________________________________________________________________
DEPARTMENT OF THE                  NAME (PLEASE PRINT)
TREASURY
INTERNAL REVENUE
SERVICE                            ______________________________________________________________________________________
                                   ADDRESS
PAYOR'S REQUEST FOR
TAXPAYER IDENTIFICATION
NUMBER ("TIN") AND                 ______________________________________________________________________________________
CERTIFICATION                      CITY                                   STATE                                  ZIP CODE


                                   ______________________________________________________________________________________

                                   PART II-For Payees NOT subject to backup withholding, see the enclosed Guidelines for
                                   Certification of Taxpayer Identification Number on Substitute Form W-9 and complete as instructed therein.
                                   ______________________________________________________________________________________

                                   CERTIFICATION-UNDER PENALTIES OF PERJURY, I CERTIFY THAT:

                                     1. The number shown on this form is my correct Taxpayer Identification Number
                                        (or I am waiting for a number to be issued to me), AND

                                     2. I am not subject to backup withholding because either (a) I am exempt from backup withholding, (b) I have not been notified by the Internal Revenue Service ("IRS")
                                        that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.

                                   CERTIFICATION INSTRUCTIONS-You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the
                                   IRS that you are no longer subject to backup withholding, do not cross out item (2).
                                   (Also see instructions in the enclosed Guidelines.)


                                   Signature:___________________________________________ Date:_____________________, 1999

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING
      OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS. YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU WROTE "APPLIED FOR" IN PART I OF SUBSTITUTE FORM W-9.

--------------------------------------------------------------------------------
             PAYOR'S NAME: SUNTRUST BANK, ATLANTA, AS EXCHANGE AGENT
             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

     I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or
(b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number within sixty (60) days, 31% of all reportable payments made to me thereafter will be withheld until I provide a number.


Signature(s): _______________________________________ Date: ____________________



                                      -15-